UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 20, 2019

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza

New York, NY 10006

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On December 20, 2019, Virtu Financial, Inc. (“Virtu” or the “Company”) entered into a letter agreement with each of Mr. Brett Fairclough, the Company’s Chief Operating Officer and Global Head of Business Development, and Mr. Stephen Cavoli, the Company’s Executive Vice President, Markets, providing for minimum annual bonuses for the year ended December 31, 2019 in the amounts of $1,540,000 and $1,300,000, respectively, in each case payable by the Company in cash, stock or deferred equity interests as determined by the Company in its sole discretion. As previously disclosed, Mr. Fairclough was appointed Chief Operating Officer and Global Head of Business Development in September 2019, prior to which time he most recently served as the Company’s Managing Director of Asia Pacific and Chief Executive Officer of Virtu Singapore Pte. Ltd., the Company’s Singapore based subsidiary, since 2014. Mr. Cavoli has served as the Company’s Executive Vice President, Markets since December 2017 and oversees the Company’s Execution Services business, which was expanded during the period as a result of the Company’s acquisition of Investment Technology Group, Inc. in March 2019.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the applicable letter agreements. The above description is qualified in its entirety by reference to the full text of such letters, which will be filed as exhibits to the Company’s next annual report on Form 10-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: December 27, 2019

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